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                                                                     Exhibit 4.8

                            CENTURY ALUMINUM COMPANY

    THIS CERTIFIES THAT          GLENCORE AG               is the
                       -----------------------------------

registered holder of  FIVE HUNDRED THOUSAND fully paid and nonassessable  Shares
                    -----------------------------------------------------

   of 8% Cumulative Convertible Preferred Stock, par value $.01 per share, of
                            Century Aluminum Company

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

   IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be
      hereunto affixed this    second    day of     April        A.D. 2001
                            -------------       ------------------



   /s/ Daniel J. Krofcheck                          /s/ Gerald J. Kitchen
 ---------------------------                       -------------------------
        Treasurer                                   Executive Vice President


                                     [SEAL]

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For Value Received,        hereby sell, assign and transfer
unto                                                 Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                    Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated                           19

               In presence of




   NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
     WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



THE POWERS, DESIGNATIONS, PREFERENCES AND SPECIAL RIGHTS OF THE SHARES REPRESENTED HEREBY ARE AS SET FORTH IN THE CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS, A COPY OF WHICH MAY BE OBTAINED, WITHOUT CHARGE, FROM THE CORPORATION.